UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AKEBIA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on June Your 2, 2021 Vote Counts! AKEBIA THERAPEUTICS, INC.
2021 Annual Meeting
June 2, 2021 10:00 AM EDT Virtual Meeting Site: www.virtualshareholdermeeting.com/AKBA2021
AKEBIA THERAPEUTICS, INC. 245 FIRST STREET
CAMBRIDGE, MA 02142
D48981-P55376
You invested in AKEBIA THERAPEUTICS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting.
Get informed before you vote
View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
To view the proxy materials and to vote, visit www.ProxyVote.com Control #
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V1

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THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of two Class I Directors
Nominees:
01) Steven C. Gilman, Ph.D. For 02) Cynthia Smith
2. Approval, on an advisory basis, of the compensation of the company’s named executive officers, as described in the For company’s Proxy Statement.
3. Ratification of the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm For for the fiscal year ending December 31, 2021.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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D48982-P55376